Significant Transactions	12 Months Ended
Jun. 30, 2020
Significant Transactions [Abstract]
Significant Transactions

Note 3 – Significant Transactions

Business Combinations

Trellis Solutions, Inc.

On April 8, 2020, we acquired Trellis, a cannabis cultivation management and compliance software company in an all-stock transaction. Our estimated acquisition date fair value of the consideration transferred for Trellis was as follows (in thousands):

Common shares issued	$2,531
Contingent consideration	998
Total estimated fair value of consideration	$3,529

We incurred $0.1 million of transaction costs directly related to the acquisition that is reflected in general and administrative expenses in our consolidated statement of operations.

We issued 349,650 shares of our common stock valued at $7.24 per share, the closing price of a share of our common stock on the date of acquisition in exchange for 100% of the outstanding stock of Trellis. We have also agreed to pay additional consideration calculated as annualized revenue derived from previously identified customers for the month of September 2020 multiplied by five. The contingent consideration is payable in shares based on the 20-day VWAP. As of June 30, 2020, we estimated the fair value of the contingent consideration to be $0 and recorded a gain of $1.0 million on the change in the fair value of contingent consideration included in general and administrative expenses in the consolidated statement of operations.

Our purchase price allocation is preliminary as additional information may come to our attention regarding the acquisition date value of assets acquired and liabilities assumed that could require measurement period adjustments to this allocation. The following table summarizes our preliminary estimated fair values of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Cash	$21
Accounts receivable, net	77
Other assets	6
Acquired technology	210
Acquired trade name	80
Customer relationships	220
Goodwill	3,229
Accounts payable and accrued expenses	(283)
Deferred revenue	(31)
Net assets acquired	$3,529

The excess of purchase consideration over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is primarily attributed to the assembled workforce and expanded market opportunities, for which there is no basis for U.S. income tax purposes. The amounts of Trellis's revenue and net loss included in our consolidated statement of operations from the acquisition date of April 10, 2020 to June 30, 2020 were $216,000 and $17,000, respectively.

solo sciences, inc.

On January 15, 2020, we closed on a stock purchase agreement with substantially all of the shareholders of Solo pursuant to which we acquired all right, title, and interest in 80.4% of the issued and outstanding capital stock of Solo, calculated on a fully diluted basis. As a result of our initial investment, Solo became a controlled subsidiary and we commenced consolidation of Solo on January 15, 2020. The estimated acquisition date fair value of the consideration transferred for Solo was $17.9 million. During the fourth quarter of fiscal 2020, we completed the preliminary valuation of the contingent consideration and recorded a measurement period adjustment to reflect this liability on our balance sheet. The estimated fair value of consideration recorded consisted of the following (in thousands):

Common shares issued	$17,550
Contingent consideration	389
Total estimated fair value of consideration	$17,939

We incurred $0.3 million of transaction costs directly related to the acquisition, which is reflected in general and administrative expenses in our consolidated statement of operations.

We exchanged 1,950,000 shares of our common stock, valued at $9.00 per share, the closing price of a share of our common stock on the date of acquisition. In addition to the stock consideration, we agreed to pay contingent consideration in the form of fees payable to the legacy Solo shareholders equal to the lesser of (i) $0.01 per solo*TAG™ and solo*CODE™ sold or (ii) 7% of net revenue. The fees were to be paid annually until the earlier of: (1) our shares trading above $12 per share for any consecutive 20 trading days in a 30-day period; (b) upon our no longer owning a majority stake in Solo; or (c) upon expiration of the patents related to solo*TAG™ and solo*CODE™, which is December 1, 2029. This fee represents contingent consideration and was recorded at fair value as of the date of acquisition. Contingent consideration is adjusted to fair value each period with changes in fair value being recognized in earnings at each reporting period.

We also acquired an option to acquire the noncontrolling interests in Solo during the 12 months following the close for either cash or shares. Beginning with the expiration of our option, the noncontrolling interests in Solo have a 3-month option to acquire between 40% and 55% of Solo back from us for cash. On July 31, 2020, we entered into an amendment to the stock purchase agreement to exercise our option to acquire the noncontrolling interests in Solo, for 800,000 shares of our common stock, this transaction will be recorded as an equity transaction, with no effect to the value of the assets acquired or liabilities assumed. In connection with this amendment, the selling shareholders agreed to cancel the contingent consideration in the future and waived a right to any amount that would have been earned prior to the amendment. Because the amendment occurred subsequent to our fiscal year-end, the liability remains recorded as of June 30, 2020, the liability will be written off upon the during our next fiscal quarter.

During the fourth quarter 2020, we obtained additional information regarding the valuation of the assets acquired and liabilities assumed. We have recorded a measurement period adjustment to allocate the acquisition price to intangible assets, goodwill, accrued liabilities, and the fair value of noncontrolling interests. As we finalize this valuation, we may have additional adjustments to the allocated values. The following table summarizes the preliminary estimated fair values of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Cash	$101
Prepaid expenses and other assets	22
Furniture, fixtures, and equipment	2
Acquired technology	7,160
Acquired trade name	340
Goodwill	17,025
Accounts payable and accrued liabilities	(1,158)
Fair value of noncontrolling interests	(5,554)
Net assets acquired	$17,938

The excess of purchase consideration over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is primarily attributed to expanded market opportunities, for which there is no basis for U.S. income tax purposes. The amounts of Solo's revenue and net loss included in our condensed consolidated statement of operations from the acquisition date of January 15, 2020 to June 30, 2020 were $23,000 and $1,471,000, respectively.

Pro Forma Financial Information

The following unaudited pro forma financial information summarizes the combined results of operations for Akerna, Trellis, and Solo, as though the companies were combined as of the beginning of our fiscal 2019:

	June 30,
	2020	2019
Revenues	$13,584	$12,220
Net loss	(20,589)	(15,884)

The pro forma financial information for the periods presented above has been calculated after adjusting the results of Solo and Trellis to reflect the business combination accounting effects resulting from these acquisitions, including the amortization expense from acquired intangible assets as though the acquisitions occurred as of the beginning of our fiscal year 2020. As noted above, the allocation is preliminary and finalization of our valuation could result in changes to the amount of amortization expense from acquired intangible assets included in the pro forma financial information presented above. The Akerna historical consolidated financial statements have been adjusted in the pro forma combined financial statements to give effect to pro forma events that are directly attributable to the business combinations and factually supportable. The pro forma financial information is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of our 2019 fiscal year.

Ample Organics

On July 7, 2020, we completed the acquisition of Ample Organics ("Ample"), Ample provides a seed-to-sale platform to clients in Canada, which offers tracking, reporting, and compliance tools to cannabis cultivators, processors, sellers, and clinics. We acquired 100% of the stock of Ample Organics for 3.3 million exchangeable shares of one of our wholly-owned subsidiaries. The exchangeable shares may be exchanged, at the option of the holder, for shares of Akerna common stock on a one-for-one basis, therefore the exchangeable shares issued were valued at $7.65 per share, the closing price of an equivalent share of Akerna common stock, $30.7 million was the aggregate value of the exchangeable shares. In addition to the stock consideration, we paid $5.5 million in cash, which was used to settle all of Ample's then outstanding debt. In addition to the stock and cash consideration, the agreement provides for contingent consideration of up to CAD$10,000,000, payable in exchangeable shares, payable if Ample's Recurring Revenue recognized during the 12 months after the acquisition date is CAD$9,000,000 or more. The contingent consideration amount is reduced by an amount equal to the product of CAD$6.67 multiplied by the difference between CAD$9,000,000 and the amount of Recurring Revenue realized during the 12 months following the acquisition. The contingent consideration will be recorded as the estimated fair value on the acquisition date and adjusted to estimated fair value in each subsequent reporting period until settlement.

Due to the short period of time since the acquisition date and limitations on access to Ample information prior to the acquisition date, our initial accounting for the business combination is incomplete at this time. As a result, we are unable to provide amounts recognized as of the acquisition date for major classes of assets and liabilities acquired and resulting from the transaction, including the information required for contingencies, intangible assets, and goodwill. This information is expected to be reflected in our interim financial statements included in our quarterly report on Form 10-Q for the three months ending September 30, 2020.

Reverse Merger

On June 17, 2019, MTech and MJF consummated the Mergers contemplated by the Merger Agreement dated October 10, 2018, as amended. In connection with the closing of the Mergers, we changed our name from MTech Acquisition Holdings Inc. to Akerna Corp. The Merger Consideration was paid through the issuance of 6,520,099 shares of our common stock (the "Consideration Shares") to the former holders of MJF common units, preferred units, and profit interest units at a price equal to $10.16 per share. We allocated 283,010 fully vested shares of Akerna common stock and 215,063 shares of unvested restricted stock were allocated to the former holders of MJF profit interest units, which were accounted for as share-based compensation.

As disclosed above, (a) 283,110 fully vested shares of common stock were allocated to the former holders of MJF profit interest units, resulting in the recognition of approximately $3.4 million on June 17, 2019 and approximately $2.1 million of compensation expense related to unvested restricted shares such profit interest units be recognized over the remaining vesting period of 3 years.